Exhibit 10.6

[FORM OF INDEX SUBLICENSE AGREEMENT]

This Index Sublicense Agreement (this “Sublicense Agreement”), dated as of [•], 2014, is made by and between AccuShares Commodities Trust I, a Delaware statutory trust (“Sublicensee”) on behalf of each of its separate fund series listed on Schedule A attached hereto and made a part hereof (each a “Fund” and collectively the “Funds”) and AccuShares Investment Management, LLC, a Delaware limited liability company (“Licensee” or “Sublicensor”).

W I T N E S S E T H :

WHEREAS, pursuant to that certain ETF Master Agreement entered into as of the 1st day of October, 2013, between S&P Opco, LLC (“Licensor”), and AccuShares Management LLC (“AccuShares Management”), as assigned to Licensee as of December 16, 2013 (the “Master Agreement”), and ETF License Number 1 and ETF License Number 2 thereto, each entered into as of the 1st day of October, 2013, between Licensor and AccuShares Management, as assigned to Licensee as of December 16, 2013 (together, the “Index Licenses,” and together with the Master Agreement, the “License Agreement”), Licensor granted Licensee a license to use certain copyright, trademark and proprietary rights and trade secrets of Licensor, the Chicago Board Options Exchange (“CBOE”) and Dow Jones & Company, Inc. (as further described in the License Agreement, the “S&P Indices” and the “S&P Marks”) in connection with the establishment and management of the Funds and the listing, offering, sale, distribution, marketing and/or promotion of certain financial products to be offered by the Funds (as further described in the License Agreement, the “LICENSEE ETFs”);

WHEREAS, Sublicensee wishes to list, offer, sell, distribute, market and/or promote the LICENSEE ETFs and to use and refer to the S&P Indices and the S&P Marks in connection therewith; and

WHEREAS, in exchange for granting Sublicensee a sublicense to use the S&P Indices and the S&P Marks in connection with the listing, offering, sale, distribution, marketing and/or promotion of the LICENSEE ETFs, Sublicensor will be able to manage the Funds with the benefit of such S&P Indices and S&P Marks.

NOW, THEREFORE, in consideration of the premises and the mutual covenants and agreements contained herein, the parties hereto agree as follows:

1.                  Sublicensor hereby grants to Sublicensee a non-exclusive and non-transferable sublicense to use the S&P Indices and the S&P Marks in connection with the listing, offering, sale, distribution, marketing and/or promotion of the LICENSEE ETFs.

2.                  Sublicensee acknowledges that it has received and read a copy of the License Agreement and agrees to be bound by all the provisions thereof (including, without limitation, the provisions relating to the restrictions on and scope of the Index Licenses, proprietary rights, use of the S&P Marks, warranties, disclaimers, limitations of liability, indemnification, confidential information and audit).

3.                  Each of Licensor and CBOE is an intended third party beneficiary of the provisions of this Sublicense Agreement (including, without limitation, Section 2 hereof), and each of Licensor and CBOE is entitled to rely on such provisions, and enforce this Sublicense Agreement, to the same extent as Licensor.

4.                  The sublicense granted hereunder shall immediately terminate (a) if the Master Agreement expires or terminates, (b) with respect to a LICENSEE ETF if the relevant Index License expires or terminates, or (c) with respect to a LICENSEE ETF if Sublicensor ceases to act as sponsor of such LICENSEE ETF.

5.                  Upon the expiration or effective date of termination hereof with respect to a LICENSEE ETF, Sublicensee’s right to use the relevant S&P Indices and S&P Marks shall immediately terminate.

6.                  It is the intent of the parties that this Sublicense Agreement shall be deemed to have been made in the United States of America, in the State of New York and shall be governed by, and construed, interpreted and enforced in accordance with, the laws of the United States of America and the State of New York, without reference to principles of conflicts of laws thereof. Any action or proceeding arising under or relating to this Sublicense Agreement shall be instituted in a federal or state court of competent jurisdiction in the State and County of New York. Sublicensee and Sublicensor hereby consent to submit to the exclusive jurisdiction of such courts and waive any objection to the propriety or convenience of venue therein.

[SIGNATURE PAGE FOLLOWS]

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IN WITNESS WHEREOF, the parties hereto have executed this Sublicense Agreement as of the date first set forth above.

ACCUSHARES COMMODITIES TRUST I, for and on behalf of each Fund

By: AccuShares Investment Management, LLC, as sponsor

By:
Name: [•]
Title: [•]

ACCUSHARES INVESTMENT MANAGEMENT, LLC
By:
Name: [•]
Title: [•]

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Schedule A

The Funds

AccuShares S&P GSCI Spot Fund

AccuShares S&P GSCI Agriculture and Livestock Spot Fund

AccuShares S&P GSCI Industrial Metals Spot Fund

AccuShares S&P GSCI Crude Oil Spot Fund

AccuShares S&P GSCI Brent Oil Spot Fund

AccuShares S&P GSCI Natural Gas Spot Fund

AccuShares Spot CBOE VIX Fund